Supplement to the
Fidelity® Preferred Securities & Income ETF
December 30, 2022
Summary Prospectus

Effective January 1, 2024, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Rick Gandhi (Co-Portfolio Manager) has managed the fund since 2024.
PSI-SUSTK-1123-100 1.9911180.100	November 9, 2023